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                                                                   Exhibit 10.15













                               DEMAND NOTE PAYABLE




AMOUNT                  $500,000

DATE                    November 14, 1996

SECURITY                Unsecured


On demand after date, F&H Restaurant Corp. promises to pay to Jamie B. Coulter, or to his order, five hundred thousand dollars ($500,000) at Wichita, Kansas, for value received, with base interest thereon at Intrust Bank, from date of note until paid. Interest payable upon final payment of principal.



  /s/ Jamie B. Coulter
------------------------------
      Jamie B. Coulter
        Chairman
    F&H Restaurant Corp.